                                                                   EXHIBIT 10(e)

                           INDEMNIFICATION AGREEMENT
                           -------------------------


     This Indemnification Agreement (this "Agreement") is made and entered into as of March 4, 1996, by and between Sterling Software, Inc., a Delaware corporation ("SSW"), and Sterling Commerce, Inc., a Delaware corporation ("SCI").

                                    RECITALS
                                    --------

     A. Upon the completion of an initial public offering of up to 13,800,000 shares of common stock of SCI (the "Offering"), SCI will cease to be a wholly owned subsidiary of SSW. Thereafter, SSW intends, subject to certain conditions, including but not limited to the receipt of a favorable ruling from the Internal Revenue Service and certain other conditions, to distribute pro rata to its stockholders as a dividend its remaining shares of common stock of SCI (the "Distribution").

     B. In connection with the Offering, SCI has filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), and distributed a prospectus, and SSW or SCI may file a registration statement or distribute a prospectus or proxy or information statement in connection with the Distribution.

     C. Each of SSW and SCI desires to indemnify the other, and to be indemnified by the other, against certain liabilities relating to, arising out of or resulting from their respective businesses, operations and assets or the above-mentioned registration statement, prospectus or proxy or information statement, in each case on the terms set forth in this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following meanings:

          (a) The term "Business Day" shall mean a day of the year on which banks are not required or authorized to close in New York City or Texas.

          (b) The term "Closing" shall mean the consummation of the first purchase and sale of shares of common stock of SCI pursuant to the Offering.

          (c) The term "Closing Date" shall mean the date on which the Closing occurs.

          (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) The term "Distribution Tax Liability" shall mean any liability for Taxes (and all costs and expenses, including reasonable fees and disbursements of counsel, incurred in determining or contesting the existence or amount of such liability for Taxes), but only to the extent resulting from or arising out of (i) the inaccuracy of any factual information provided by SCI in connection with the request for a ruling from the Internal Revenue Service as to the tax-free nature of the Distribution or (ii) any act taken or omitted to be taken by SCI or its directors, officers, employees, agents or representatives (other than any act taken or omitted to be taken at the direction or with the consent of SSW) in connection with such request for a ruling; provided, however, that the term "Distribution Tax Liability" shall not include any liability for Taxes attributable to an "excess loss account" (as such term is defined in the Treasury Regulations issued under Section 1502 of the Code) with respect to the stock of SCI that arises despite the fact that the Distribution is otherwise tax free.

          (f) The term "Excluded Employees" shall mean all persons who as of the Closing Date are employees of both (i) any SCI Company and (ii) any SSW Company.

          (g) The term "Liabilities" shall mean all liabilities and obligations, actual or contingent, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever and however arising, including all costs and expenses (including reasonable fees and disbursements of counsel) relating thereto, and including without limitation liabilities and obligations arising in connection with any actual or threatened claim, action, suit or proceeding by or before any court or regulatory or administrative agency or commission or any arbitration panel.

          (h) The term "Registration Rights Agreement" shall mean the Stock Registration and Option Agreement between SSW and SCI dated as of the date hereof.

          (i) The term "SCI Companies" shall mean Sterling Commerce, Inc. and each of its direct and indirect subsidiaries at the time of, or at any time after, the Closing.

          (j) The term "SCI Employees" shall mean all employees or former employees of any of the SCI Companies other than any person who as of the Closing Date is an employee of any of the SSW Companies.

          (k) The term "SCI Guarantee" shall mean any guarantee, surety or performance bond, letter of credit or other contractual arrangement in effect as of the Closing pursuant to which any SCI Company has guaranteed or secured or caused a third party to guarantee or secure any liability or obligation of any SSW Company.

          (l) The term "SCI Liabilities" shall mean (i) all Liabilities (other than Liabilities for Taxes that are allocated pursuant to the Tax Allocation Agreement) relating to, resulting from or arising out of the businesses, operations or assets conducted or owned or formerly conducted or owned by any of the SCI Companies, (ii) any liability of SSW to its stockholders, including all costs and expenses (including reasonable fees and disbursements of counsel) relating thereto, resulting from or arising out of the Distribution as a result of an inaccuracy, act or omission described in clause (i) or (ii) of the definition of "Distribution Tax Liability." "SCI Liabilities" shall also include all liabilities for any benefits due and payable in respect of SCI Employees under any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained or formerly maintained by any of the SCI Companies or any of the SSW Companies in which any SCI Employee has at any time participated, as well as any taxes, penalties, interest or other charges imposed by any governmental agency with respect to the maintenance and administration of any such plan, whether by any of the SSW Companies or any of the SCI Companies; provided, however, that any such liability for taxes, penalties, interest or other charges imposed by any governmental agency with respect to an employee benefit plan maintained or formerly maintained by any of the SSW Companies shall be limited to that portion of the tax, penalty, interest or other charge which bears the same relationship to the whole as the benefit liabilities under such plan attributable to SCI Employees bears to all benefit liabilities under such plan, except that "SCI Liabilities" shall include all taxes, penalties, interest and other charges imposed solely in relation to the participation of SCI Employees and shall not include any taxes, penalties, interest or other charges imposed solely in relation to the participation of SSW Employees.

          (m) The term "SCI Securities Liabilities" shall mean any Liability under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any other federal or state securities law or regulation resulting from or arising out of the Offering or the Distribution, including without limitation any such Liability arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed under federal or state securities laws in connection with the Offering or the Distribution, or in any amendment or supplement thereto (a "Registration Statement"), or in any prospectus relating to the Offering or the Distribution or in any amendment or supplement thereto (a "Prospectus") or in any proxy or information statement filed under the 1934 Act or distributed in connection with the Distribution, or in any amendment or supplement thereto (an "Information Statement"), or (ii) the omission or alleged omission to state in a Registration Statement, Prospectus or Information Statement a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the foregoing indemnity shall not extend or apply to any Liability arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission (i) in the case of the Registration

Statement and Prospectus relating to the Offering, concerning the businesses and operations of any of the SSW Companies, and (ii) in the case of any other Registration Statement, Prospectus or Information Statement, based upon information furnished in writing by SSW expressly for use therein.

          (n) The term "SSW Companies" shall mean (unless otherwise expressly provided) Sterling Software, Inc. and each of its direct and indirect subsidiaries at the time of, or at any time after, the Closing, other than SCI and its subsidiaries.

          (o) The term "SSW Employees" shall mean all employees or former employees of any of the SSW Companies other than the SCI Employees and the Excluded Employees.

          (p) The term "SSW Guarantee" shall mean any guarantee, surety or performance bond, letter of credit or other contractual arrangement in effect as of the Closing pursuant to which any SSW Company has guaranteed or secured or caused a third party to guarantee or secure any liability or obligation of any SCI Company.

          (q) The term "SSW Liabilities" shall mean all Liabilities (other than Liabilities for Taxes that are allocated pursuant to the Tax Allocation Agreement) relating to, resulting from or arising out of the businesses, operations or assets conducted or owned or formerly conducted or owned by any of the SSW Companies, other than SCI Liabilities. "SSW Liabilities" shall also include all liabilities for any benefits due and payable in respect of SSW Employees under any "employee benefit plan," as defined in Section 3(3) of ERISA, maintained or formerly maintained by any of the SSW Companies in which no SCI Employee has at any time participated or such a plan maintained or formerly maintained by any of the SSW Companies or, in respect of periods prior to the Closing Date, any of the SCI Companies in which any SSW Employee has at any time participated, as well as any taxes, penalties, interest or other charges imposed by any governmental agency with respect to the maintenance and administration of any such plan, whether by any of the SSW Companies or any of the SCI Companies; provided, however, that any such liability for taxes, penalties, interest or other charges imposed by any governmental agency with respect to any such employee benefit plan shall be limited to that portion of the tax, penalty, interest or other charge which bears the same relationship to the whole as the benefit liabilities under such plan attributable to SSW Employees bears to all benefit liabilities under such plan, except that "SSW Liabilities" shall include all taxes, penalties, interest and other charges imposed solely in relation to the participation of SSW Employees and shall not include any taxes, penalties, interest or other charges imposed solely in relation to the participation of SCI Employees.

          (r) The term "SSW Securities Liabilities" shall mean any Liability under the 1933 Act, the 1934 Act or any other federal or state securities law or regulation resulting from or arising out of the Offering or the Distribution and arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus or Information Statement or the omission or alleged omission to state in a Registration Statement, Prospectus or Information Statement a material fact required to be stated therein or necessary to make the statements made therein not misleading, but only to the extent that such Liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (i) in the case of the Registration Statement and Prospectus relating to the Offering, concerning the business and operations of any of the SSW Companies, and (ii) in the case of any other Registration Statement, Prospectus or Information Statement, contained in material furnished in writing by SSW expressly for use therein.

          (s) The term "Tax Allocation Agreement" shall mean the Tax Allocation Agreement between SSW and SCI dated as of the date hereof.

          (t) The term "Taxes" shall mean any and all taxes (including interest, penalties and additions to tax), fees and charges (including sales, use, excise, value added, personal property and other taxes) imposed by any federal, state or local or government tax authority in the United States of America or by any foreign government or taxing authority.

     2.   Indemnification by SCI.  SCI shall indemnify, defend and hold harmless
          ----------------------
the SSW Companies and the respective past, present and future directors, officers, employees, agents and representatives thereof (regardless in each case of whether any such person serves in one or more similar capacities for SCI and its subsidiaries) from and against any and all losses, claims, damages, liabilities, demands, suits and actions, including all reasonable attorneys' fees and disbursements and other costs and expenses incurred in connection therewith (collectively, "Indemnifiable Losses"), relating to, resulting from or arising out of (a) any SCI Liabilities, (b) any SCI Securities Liabilities, (c) any Distribution Tax Liability, or (d) any material breach by SCI of any covenant of SCI contained in this Agreement or any other agreement executed by SCI in connection with the Offering or the Distribution.

     3.   Indemnification by SSW.  SSW shall indemnify, defend and hold harmless
          ----------------------
the SCI Companies and the respective past, present and future directors, officers, employees, agents and representatives thereof (regardless in each case of whether any such person serves in one or more similar capacities for SSW and its subsidiaries) from and against any and all Indemnifiable Losses relating to, resulting from or arising out of (a) any SSW Liabilities, (b) any SSW Securities Liabilities, or (c) any material breach by SSW of any covenant of SSW contained in this

Agreement or any other agreement executed by SSW in connection with the Offering or the Distribution.

     4.   Guarantees, Etc.  (a) SCI shall use reasonable efforts to obtain
          ----------------
promptly the release of each of the SSW Companies from all of their respective obligations under or in respect of all material SSW Guarantees, and SSW shall cooperate with SCI in obtaining such releases, provided that neither party shall be required to incur any non-de minimis liability or unreimbursed expense in doing so. SCI shall indemnify, defend and hold harmless the SSW Companies, and their respective directors, officers, employees, agents and representatives, from and against any Indemnifiable Losses relating to, resulting from, or arising out of, any SSW Guarantee. SSW shall not unilaterally terminate or withdraw any SSW Guarantee and shall abide by the terms of the SSW Guarantees. SCI shall reimburse each SSW Company for its direct costs (or, in the case of an SSW Guaranty that relates to both liabilities or obligations of both one or more SCI Companies and one or more third parties, a pro rata share of such direct costs), if any, of maintaining the SSW Guarantees pending the procurement of the releases contemplated hereby.

          (b) SSW shall use reasonable efforts to obtain promptly the release of each of the SCI Companies from all of their respective obligations under or in respect of all material SCI Guarantees, and SCI shall cooperate with SSW in obtaining such releases, provided that neither party shall be required to incur any non-de minimis liability or unreimbursed expense in doing so. SSW shall indemnify, defend and hold harmless SCI and its subsidiaries, and their respective directors, officers, employees, agents and representatives, from and against any Indemnifiable Losses relating to, resulting from, or arising out of, any SCI Guarantee. SCI shall not unilaterally terminate or withdraw any SCI Guarantee and shall abide by the terms of the SCI Guarantees. SSW shall reimburse each SCI Company for its direct costs (or, in the case of an SCI Guaranty that relates to both liabilities or obligations of both one or more SSW Companies and one or more third parties, a pro rata share of such direct costs), if any, of maintaining the SCI Guarantees pending the procurement of the releases contemplated hereby.

     5.   Third Party Claims.  (a) If any person entitled to indemnification
          ------------------
under this Agreement (an "Indemnitee") receives notice of the assertion of any claim or of the commencement of any action or proceeding by any person that is not a party to this Agreement or a subsidiary of any such party (a "Third Party Claim") against such Indemnitee, the Indemnitee shall promptly provide written notice thereof (including a description of the Third Party Claim and an estimate of any Indemnifiable Losses (which estimate shall not be conclusive as to the final amount of such Indemnifiable Losses) to the party required to provide indemnification under this Agreement (the "Indemnifying Party") within 10 Business Days after the Indemnitee's receipt of notice of such Third Party Claim. Any delay by the Indemnitee in providing such written notice shall not relieve the Indemnifying Party of any liability for indemnification hereunder except to the extent that the rights of the Indemnifying Party are materially prejudiced by such delay.

          (b) The Indemnifying Party shall have the right to participate in or, by giving written notice to the Indemnitee, to assume the defense of any Third Party Claim at such Indemnifying Party's expense and by such Indemnifying Party's own counsel (which shall be reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense. The Indemnifying Party shall not be liable for any legal expenses incurred by the Indemnitee after the Indemnitee has received notice of the Indemnifying Party's intent to assume the defense of a Third Party Claim; provided, however, that if the Indemnifying Party fails to take steps reasonably necessary to diligently pursue the defense of such Third Party Claim within 10 Business Days of receipt of notice from the Indemnitee that such steps are not being taken, the Indemnitee may assume its own defense and the Indemnifying Party shall be liable for the reasonable costs thereof.

          (c) The Indemnifying Party may settle any Third Party Claim which it has elected to defend so long as the written consent of the Indemnitee to such settlement is first obtained (which consent shall not be unreasonably withheld). The Indemnified Party shall not settle any Third Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

          (d) In the event that a Third Party Claim involves a proceeding as to which both SSW and SCI may be Indemnifying Parties, the parties hereto agree to cooperate in good faith in a joint defense of such Third Party Claim.

     6.   Contribution.  If the indemnification provided for in this Agreement
          ------------
with respect to SCI Securities Liabilities or SSW Securities Liabilities is for any reason held by a court or other tribunal to be unavailable on policy grounds or otherwise, SSW and SCI shall contribute to any Indemnifiable Losses relating to, resulting from or arising out of the SCI Securities Liabilities or the SSW Securities Liabilities in such proportion as to reflect each party's relative fault in connection with such Indemnifiable Losses. The relative fault of the parties shall be determined by reference to, among other things, whether the conduct or information giving rise to the Indemnifiable Losses is attributable to SSW or SCI and each party's relative intent, access to information and opportunity to prevent or correct the Indemnifiable Losses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who is not guilty of fraudulent misrepresentation.

     7.   Allocations Relating to Excluded Employees.  Liabilities for any
          ------------------------------------------
benefits due and payable in respect of Excluded Employees under any "employee benefit plan," as defined in Section 3(3) of ERISA, maintained or formerly maintained by any of the SCI Companies or any of the SSW Companies in which any Excluded Employee has at any time participated shall be allocated as between the SCI Companies, on the one hand, and the SSW Companies, on the other hand as follows: (a) to the extent such liabilities are directly attributable to periods prior to the Closing Date, they shall be allocated entirely to the SSW Companies; (b) to the extent such liabilities are directly attributable to periods on or after the Closing Date and are directly attributable to an Excluded Employee's service to one or more SCI Companies on the one hand or one or more SSW Companies on the other hand, they shall be allocated entirely to the SCI Companies or the SSW Companies, respectively; and (c) in all other events, such liabilities shall be allocated in a manner as nearly proportionate to the services rendered by such Excluded Employee to the SCI Companies and the SSW Companies, respectively, as may be practicable under the circumstances or as otherwise mutually agreed by SCI and SSW. Liabilities allocated to the SCI Companies pursuant to this Section 7 shall be deemed to be SCI Liabilities for all purposes of this Agreement, and liabilities allocated to the SSW Companies pursuant to this Section 7 shall be deemed to be SSW Liabilities for all purposes of this Agreement.

     8.   Cooperation.  So long as any books, records and files retained after
          -----------
the Closing Date by SSW (or any of the other SSW Companies), on the one hand, or SCI (or any of the other SCI Companies), on the other hand, relating to the businesses, operations or assets of the other party and its subsidiaries (including any books, records and files retained by the SCI Companies relating to the conduct of their businesses or operations or the ownership of their assets prior to the Closing) remain in existence and available, such other party shall have the right upon prior written notice to inspect and copy the same at any time during business hours for any proper purpose, provided that such right will not extend to any books, records or files the disclosure of which in accordance herewith would result in a waiver of the attorney-client, work product or other privileges which permit non-disclosure of otherwise relevant material in litigation or other proceedings, or which are subject on the date hereof and at the time inspection is requested to a non-disclosure agreement with a third party and a waiver cannot reasonably be obtained. SSW and SCI agree that neither they nor any of their subsidiaries shall destroy any such books, records or files without reasonable notice to the other party or if such party receives within 10 Business Days of such notice any reasonable objection from the other party to such destruction. Except in the case of dispute between the parties hereto, SSW and SCI shall cooperate with one another in a timely manner in any administrative or judicial proceeding involving any matter affecting the actual or potential liability of either party hereunder. Such cooperation shall include, without limitation, making available to the other party during normal business hours all books, records and information, and officers and employees (without substantial disruption of operations or employment) necessary or useful in connection with any inquiry, audit, investigation or dispute, any litigation or any other matter requiring any such books, records, information, officers or employees for any reasonable business purpose. The party requesting or otherwise entitled to any books, records, information, officers or employees pursuant to this Section 7 shall bear all reasonable out-of-pocket costs and expenses (except for salaries, employee benefits and general overhead) incurred in connection with providing such books, records, information, officers or employees.

     9.   Use of SSW Name.  SCI will and will cause the other SCI Companies to
          ---------------
cease using the name "Sterling Software," including any logo, trademark or design containing such name (collectively, the "Marks"), as soon as practicable after the Distribution; provided, however, that nothing contained in this
Section 8 shall (a) require any of the SCI Companies to remove any of the Marks from any software or other materials in existence on the date hereof, (b) affect their right to provide regular and continued maintenance or support of any software or other products bearing the Marks, or (c) prohibit any of the SCI Companies from satisfying previously accepted orders for software or other products bearing the Marks.

     10.  Effectiveness.  This Agreement shall become effective on the Closing
          -------------
Date.

     11.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto to any other person except that either party may assign this Agreement to any of its affiliates.

     12.  No Third-Party Beneficiaries.  Except for the persons entitled to
          ----------------------------
indemnification pursuant to Section 2 or 3 hereof, each of whom is an intended third-party beneficiary hereunder, nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable rights hereunder.

     13.  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof.

     14.  Amendment.  This Agreement may not be amended except by an instrument
          ---------
signed by the parties hereto.

     15.  Waivers.  Either party hereto may (i) extend the time for the
          -------
performance of any of the obligations or other act of the other party, (ii) waive any inaccuracies in the representations and warranties contained herein, or (iii) waive compliance with any of the agreements contained herein. No waiver of any term shall be construed as a waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any party to assert any of its rights hereunder will not constitute a waiver of any such rights.

     16.  Severability.  If any provision of this Agreement is invalid, illegal
          ------------
or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

     17.  Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     18.  Notices.  All notices given in connection with this Agreement shall be
          -------
in writing. Service of such notices shall be deemed complete (i) if hand delivered, on the date of delivery, (ii) if by mail, on the fourth business day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid, or (iii) if sent by FedEx or equivalent courier service, on the next business day. Such notices shall be addressed to the parties at the following addresses or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

                     If to SSW:  Sterling Software, Inc.
                                 8080 North Central Expressway
                                 Suite 1100
                                 Dallas, TX  75206
                                 Attn:  President
                                 Telecopy No.:  (214) 739-0535

                     If to SCI:  Sterling Commerce, Inc.
                                 8080 North Central Expressway
                                 Suite 1100
                                 Dallas, TX  75206
                                 Attn:  President
                                 Telecopy No.:  (214) 739-0535

     19.  Governing Law.  This Agreement shall be governed by, and
          -------------
construed in accordance with, the law of the State of Delaware, without giving effect to the principles of conflict of laws of such State.

     20.  Counterparts.  This Agreement may be executed in counterparts,
          ------------
each of which shall be an original, but all of which together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                    STERLING SOFTWARE, INC.



                                    By: /s/ Jeannette P. Meier
                                        ----------------------------
                                        Jeannette P. Meier,
                                        Executive Vice President


                                    STERLING COMMERCE, INC.



                                    By: /s/ Albert K. Hoover
                                        ----------------------------
                                        Albert K. Hoover,
                                        Vice President, Legal